                                                                   EXHIBIT 10.18

                                LEASE AGREEMENT


                                    Between


                         AETNA LIFE INSURANCE COMPANY,

                                 as Landlord,


                                      and


                             LUMINEX CORPORATION,

                                  as Tenant,


                Covering approximately 98,158 gross square feet
                  of the Buildings known (or to be known) as


                       McNeil 3, McNeil 4, and McNeil 5


                                  located at


              12109-12201, 12212, and 12112 Technology Boulevard


                             Austin, Texas, 78727

STANDARD INDUSTRIAL LEASE AGREEMENT
TRAMMELL CROW COMPANY - (AUS/91)
                                          Approximately 98,158 gross square feet
                                          Austin, Texas  78727
                                          (__________________)


                                LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Lease") is made and entered into by and between Aetna Life Insurance Company, by UBS Realty Investors LLC, its investment advisor and agent, hereinafter referred to as "Landlord," and Luminex Corporation, hereinafter referred to as "Tenant."

1. PREMISES, TERM, AND TENANT IMPROVEMENTS.

   A.  Premises.
       --------

       i. Tenant is currently leasing from Landlord approximately 51,189 square feet located in three buildings, with differing termination dates, as follows:
(a) 18,330 square feet in McNeil 3, Suite 130 (the "Current McNeil 3 Premises") terminating on May 31, 2003; (b) 12,737 square feet in McNeil 4, Suites I, J and K (the "Current McNeil 4 Premises") terminating on March 31, 2002; and (c) 20,122 square feet in McNeil 5, Suite 200 (the "Current McNeil 5 Premises") terminating on March 31, 2002, all of which current premises are sometimes referred to collectively herein as the "Current Premises". In consideration of the mutual obligations of Landlord and Tenant set forth herein, and in conjunction with the simultaneous termination of the existing lease for the Current Premises and its replacement herewith, Landlord leases to Tenant, and Tenant hereby leases from Landlord, the Current Premises, as the Current Premises are more particularly described or depicted on Exhibit "A" attached hereto and incorporated herein by reference, to have and to hold, subject to the terms, covenants and conditions in this Lease.

       ii. Pursuant to Exhibit "B" (Expansion Space) attached hereto and incorporated herein by reference, Tenant will lease from Landlord, and Landlord will lease to Tenant, additional premises as expansion space as follows: (a) 22,713 square feet in McNeil 4 (the "McNeil 4 Expansion Space"); and (b) 24,256 square feet in McNeil 5 (the "McNeil 5 Expansion Space"), all of which additional premises are sometimes referred to collectively herein as the "Expansion Space"), and all of which Expansion Space is more particularly described or depicted on Exhibit "A" attached hereto and incorporated herein by reference.

       iii. Unless otherwise indicated by the reference, all references herein to the "Premises" shall mean all of the Current Premises and the Expansion Space in the aggregate. The Premises, as more particularly described elsewhere herein, are in buildings known as McNeil 3, located at 12109-12201 Technology Boulevard, McNeil 4, located at 12212 Technology Boulevard, and McNeil 5, located at 12112 Technology Boulevard, all in Austin, Travis County, Texas.

       iv. Landlord represents to Tenant that the Current Premises and the Land (hereinafter defined) do not presently violate in any material respects or give rise to liability under applicable laws or restrictive covenants or encumbrances relating to the Current Premises, and that on the applicable Commencement Date, the Expansion Space and the use thereof contemplated by this Lease will comply in all material respects with and not give rise to liability under applicable laws and any such restrictive covenants or encumbrances. Within thirty (30) days following the date hereof, Landlord shall (a) inspect and treat the Current Premises for termites (if necessary), and (b) survey the Current Premises for asbestos in accordance with City of Austin Ordinance No. 01329-49.



   B. Term.
      ----

       i. The Commencement Date for the Current Premises shall be the date hereof. The Commencement Date (a) for the McNeil 4 Expansion Space is anticipated to be November 1, 2002 (subject to adjustment pursuant to Exhibit B attached hereto), provided Landlord shall use reasonable efforts to make such McNeil 4 Expansion Space available to Tenant prior to such date, and (b) for the McNeil 5 Expansion Space is anticipated to be October 1, 2002 (subject to adjustment pursuant to Exhibit B attached hereto). Unless otherwise specifically indicated in the reference, all references herein to the "Commencement Date" shall apply to each portion of the Premises, and the parties' rights and obligations in connection therewith, according to the particular commencement date applicable to each such portion of the Premises. Except as may expressly be provided otherwise in this Lease, including any exhibit hereto, regarding "Tenant Improvements" (as defined below), Tenant acknowledges that as of the Commencement Date (I) it has inspected and accepts the Premises in their "as is" condition, (II) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (III) the Premises are in good and satisfactory condition, and (IV) no representations as to the repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord.

       ii. The term of this Lease shall end on July 31, 2010 for all of the Premises, unless renewed and extended, or otherwise amended, as hereinafter provided for. The "Term" of this Lease means the period between the Commencement Date and the termination date hereof, and includes any Renewal Term (as defined in Exhibit "C" attached hereto).

   C.  Project.  For purposes of this Lease, the "Project" consists of all of
       -------
the three buildings known as McNeil 3, McNeil 4, and McNeil 5 (which buildings are sometimes referred to herein as a "Building" or the "Buildings") and the Land (the "Land") owned by Landlord on which the Buildings and related parking areas and other improvements and appurtenances are located. Landlord and Tenant stipulate that, as of the date of this Lease, the total size of the Buildings is 148,228 square feet. Landlord and Tenant further stipulate that, as of any date during the Term, Tenant's "Proportionate Share" is the relationship (described as a percentage) of the square footage of the Premises then available to Tenant pursuant to this Lease to the total square footage of the Buildings, where the total square footage of the Buildings represents 100%. The Proportionate Share shall be adjusted as the size of the Premises changes.

   D.  Tenant Improvements.  Tenant shall construct in the Premises the
       -------------------
improvements (the "Tenant Improvements") described on the plans and specifications referenced on Exhibit "C" attached hereto and incorporated herein by reference. By occupying the Premises, Tenant shall have accepted the Premises in their "as is" condition.

2. BASE RENT, SECURITY DEPOSIT AND TENANT COSTS.

   A.  Base Rent.  Base rent for the component areas within the Premises will be
       ---------
as separately stated below through April 30, 2005, and as of May 1, 2005, the base rent for all of the Premises will be uniform, all as set forth below. Tenant agrees to pay Landlord rent for the Premises, in advance, without demand, deduction or set off, at the following rates:

For the Current McNeil 3 Premises  (18,330 square feet)

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
      Date hereof - October 31, 2001                    $0.80                   Already Paid
     --------------------------------------------------------------------------------------------
      November 1, 2001 - November 30, 2001              $0.00                    $     0.00
     --------------------------------------------------------------------------------------------
      December 1, 2001 - June 30, 2003                  $0.80                    $14,664.00
     --------------------------------------------------------------------------------------------
      July 1, 2003 - April 30, 2005                     $0.85                    $15,580.50
     --------------------------------------------------------------------------------------------


For the Current McNeil 4 Premises (12,737 square feet)

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
       Date hereof - October 31, 2001                   $0.75                   Already Paid
     --------------------------------------------------------------------------------------------
       November 1, 2001 - November 30, 2001             $0.00                    $     0.00
     --------------------------------------------------------------------------------------------
       December 1, 2001 - April 30, 2002                $0.80                    $10,189.60
     --------------------------------------------------------------------------------------------
       May 1, 2002 - April 30, 2005                     $0.85                    $10,826.45
     --------------------------------------------------------------------------------------------

For the McNeil 4 Expansion Space (22,713 square feet)

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
       November 1, 2002 -November 30, 2002              $0.00                    $     0.00
     --------------------------------------------------------------------------------------------
       December 1, 2002 - April 30, 2005                $0.85                     19,306.05
     --------------------------------------------------------------------------------------------

For the Current McNeil 5 Premises (20,122 square feet)

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
       Date hereof - October 31, 2001                   $0.75                   Already Paid
     --------------------------------------------------------------------------------------------
       November 1, 2001 - November 30, 2001             $0.00                    $     0.00
     --------------------------------------------------------------------------------------------
       December 1, 2001 - April 30, 2002                $0.75                    $15,091.50
     --------------------------------------------------------------------------------------------
        May 1, 2002 - April 30, 2005                    $0.85                    $17,103.70
     --------------------------------------------------------------------------------------------

For the McNeil 5 Expansion Space (24,256 square feet)

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
       October 1, 2002 - October 31, 2002               $0.00                    $     0.00
     --------------------------------------------------------------------------------------------
       November 1, 2002 -April 30, 2005                 $0.85                    $20,617.60
     --------------------------------------------------------------------------------------------

For all of the Premises beginning May 1, 2005

     --------------------------------------------------------------------------------------------
                 Months                         Base Rental Rate PSF/Mo.     Total Monthly Rent
     --------------------------------------------------------------------------------------------
       May 1, 2005 - April 30, 2007                     $0.89                     $87,360.62
     --------------------------------------------------------------------------------------------
       May 1, 2007 - April 30, 2009                     $0.92                     $90,305.36
     --------------------------------------------------------------------------------------------
       May 1, 2009 - July 31, 2010                      $0.96                     $94,231.68
     --------------------------------------------------------------------------------------------


per month during the Term. One monthly installment of base rent, plus the other monthly charges set forth in Paragraph 2C below, shall be due and payable on the Commencement Date, and a like monthly installment shall be due and payable, according to the rent schedule above, on or before the first day of each calendar month succeeding the Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated. Tenant shall combine its payments of rent hereunder for each of the component areas of the Premises into one monthly payment.

   B.  Security Deposit.  In addition, Tenant agrees to deposit with Landlord on
       ----------------
or before the date hereof a sum equal to $115,000 (the "Security Deposit"). Tenant's obligation to provide the Security Deposit may be satisfied by depositing with Landlord an irrevocable stand-by letter of credit in the amount of the Security Deposit, which shall be held and/or applied by Landlord, and restored by Tenant, in accordance with this Section 2.B. The Security Deposit shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon occurrence of an Event of Default, Landlord may use all or part of the Security Deposit to pay past due rent or other payments due Landlord under this Lease or the cost of any other damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the Security Deposit to the amount required hereunder. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within a reasonable period after the expiration of the Term and upon Tenant's vacation of all of the Premises. In the event any Building is sold, the Security Deposit will be transferred to the new owner.

  C.  Tenant Costs.  Without limiting in any way Tenant's other obligations
      ------------
under this Lease, Tenant agrees to pay to Landlord its Proportionate Share of
(i) Taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below, and the cost of any tax consultant to assist Landlord in determining the fair tax valuation of the Project, (ii) the cost of common area utilities payable by Landlord pursuant to Paragraph 8 below, (iii) Landlord's cost of maintaining any insurance or insurance related expense applicable to the Project and Landlord's personal property used in connection therewith including, but not limited to, insurance pursuant to Paragraph 9A below, and (iv) Landlord's cost of maintaining the Project, which include, but are not limited to (except to the extent certain charges are specifically limited in this paragraph), (a) maintenance and repairs, (b) landscaping, (c) common area utilities, (d) water and sewer, (e) management fees, (f) exterior painting, (g) parking lot maintenance and repairs, and (h) beginning one year following the applicable Commencement Date, 1/15th (per annum) of the cost of new HVAC units for the Premises replaced pursuant to Section 5C hereof (collectively, the "Tenant Costs"), provided that expenses related to the repair and maintenance of Utility Infrastructure (as defined in Section 4 hereof), the roof, foundation, and load-bearing walls of any of the Buildings shall not be Tenant Costs, unless such repair is required by, or such maintenance is made costlier by, any negligent or intentional actions or omissions of Tenant with respect to such Utility Infrastructure, roofs, foundations, or load-bearing walls. Notwithstanding the foregoing, during the Term, the amount of the management fee chargeable to Tenant as Tenant's Proportionate Share of such Tenant Cost during any calendar year shall not exceed four percent (4%) of the annual Base Rent due from Tenant to Landlord hereunder for that same calendar year. For purposes of this Lease, the parties agree that (1) Taxes, utilities, and insurance as described in Paragraph 2C(i)-(iii) above are Tenant Costs that are beyond Landlord's control,
(2) all other Tenant Costs are within Landlord's control (the "Controllable Costs"), (3) the total amount of Controllable Costs for calendar year 2001 shall be the "Base Line" hereunder, and (4) the total amount of Controllable Costs for any given calendar year during the Term may not exceed the Base Line increased by five percent (5%) per year cumulatively through the calendar year in question. Notwithstanding the foregoing, Tenant Costs shall not include the following expenses: (a) any costs for interest, amortization, or other payments on loans to Landlord; (b) expenses incurred in leasing or procuring tenants, (c) legal expenses other than those incurred for the general benefit of the Building's tenants, (d) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building, (e) rents under ground leases, (f) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building, (g) costs paid by insurance or paid or reimbursed by other parties, (h) expenditures which should be capitalized according to consistently applied generally accepted accounting principles, (i) costs resulting from any breach or claimed breach by Landlord of its contractual obligations to other parties, and (j) costs of correcting violations of or discharging liabilities under applicable laws on the Project (unless and except to the extent the acts or omissions of Tenant or Tenant's employees, agents, or invitees [excluding acts or omissions of Landlord required under this Lease or applicable law in order to avoid such violation or liability] constitute such violation or give rise to such liability), or because of construction defects or deficiencies affecting the

Building or Project (provided, however, the cost of any alteration made to the Building or Project because of a change in law that becomes effective after the Commencement Date may be capitalized and Landlord's cost of operation and maintenance of the Project may include a factor each year equal to the amount necessary to amortize such capitalized alteration over their useful lives on a straight-line basis). During each month of the Term, on the same day that rent is due hereunder, Tenant shall deposit in escrow with Landlord an amount equal to one-twelfth (1/12) of the estimated amount of Tenant's Proportionate Share of the Tenant Costs. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C to pay such Tenant Costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question and shall be increased or decreased in good faith annually to reflect the projected actual amount of all Tenant Costs. If the Tenant's total escrow deposits for any calendar year are less than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total escrow deposits of Tenant for any calendar year are more than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Landlord shall retain such excess and credit it against Tenant's escrow deposits next maturing after such determination.

   D.  Audit.  Landlord shall keep good and accurate books and records in
       -----
accordance with sound accounting principles consistently applied concerning the Tenant Costs, and Tenant shall have the right, upon 10 days' prior written notice, to inspect and copy such books and records. Tenant shall not have the right to conduct any such inspection more frequently than once annually or for periods prior to the immediately preceding calendar year (other than the Base Line year). If such audit reveals that the amount charged to Tenant was incorrect, Landlord and Tenant shall make an appropriate adjustment in cash within thirty days after the completion of the audit. If such audit reveals that Tenant was overcharged for such Tenant Costs by more than five percent over the actual amount due and owing by Tenant, Landlord will reimburse Tenant for the cost of such audit. Within one hundred fifty (150) days after the end of each calendar year during the Term and following the expiration of the Term, Landlord shall provide Tenant with a reasonably detailed accounting of the Tenant Costs for that calendar year or partial calendar year in the case of the expiration of the Term, provided that Landlord shall endeavor to provide such accounting within ninety (90) days after the end of such calendar year or partial calendar year.

3.  TAXES

   A.  Real Property Taxes.  Without negating Tenant's obligation hereunder to
       -------------------
pay Tenant Costs, Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Project. The term "Taxes" shall not include (a) penalties or fines levied upon Landlord as a result of late payment of the Taxes (unless such penalties or fines result from the failure of Tenant to timely pay Tenant Costs), and (b) any franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon rents from the Project.

   B.  Personal Property Taxes.  Tenant shall be liable for all taxes levied or
       -----------------------
assessed against any personal property or Tenant's fixtures placed in or on the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and Tenant's fixtures and Landlord pays the increased taxes, then Tenant shall pay to Landlord, upon demand, the amount of such taxes.

4. LANDLORD'S REPAIRS AND MAINTENANCE.

   A.  Repairs.  Landlord, at its own cost and expense, shall maintain the
       -------
common areas and common area improvements of the Project (and, to the extent necessary to comply with Environmental Laws, the Land), all utility infrastructure from (i) the point of connection to the lines of the applicable utility provider to (ii) the connection point to the Premises (the "Utility Infrastructure"), the foundation, the roof, and the structural soundness of the exterior and load-bearing walls of the Building in good condition and repair, reasonable wear and tear excluded, and in accordance with and discharging obligations (other than obligations of Tenant under this Lease) under applicable law, provided, however, that Tenant acknowledges and agrees that notwithstanding the foregoing, Landlord's costs for common area maintenance and roof maintenance are among the costs described in Paragraph 2C that are paid in part by Tenant as Tenant Costs, and further provided that nothing in this Paragraph 4.A. shall relieve Tenant of any of its repair or maintenance obligations as set forth in this Lease. The term "walls" as used herein shall not include windows, glass or plate glass, any doors, special store fronts or office entries, and the term "foundation" as used herein shall not include loading docks. The term "roof" shall not include any devices or equipment installed or otherwise located on the roof by or for the benefit of Tenant or any other tenant of the Project, and no such device or equipment may be so located without the prior written consent of Landlord, to be given or withheld in its reasonable discretion. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to effect such repairs or cure such defect. If Landlord fails to perform its obligations under this section and Landlord does not begin to cure such failure within 30 days after Tenant delivers to Landlord written notice thereof (or within a reasonable period of time after notification in the event of an emergency) and thereafter diligently pursue the cure thereof to completion (even if such cure period extends beyond 30 days), then Tenant may, after giving such 30-day written notice thereof (or such shorter written notice, or if necessary oral notice, as is reasonable under the circumstances in the event of an emergency) to Landlord, perform Landlord's unperformed obligations. If Tenant shall so perform Landlord's obligations, then Landlord shall reimburse Tenant for the reasonable cost thereof, within 15 days after Tenant delivers to Landlord a written request therefor, together with such supporting documentation as Landlord may reasonably request.

5. TENANT'S REPAIRS.

   A.  Maintenance of Premises and Appurtenances.  Tenant, at its own cost and
       -----------------------------------------
expense, shall (i) maintain all parts of the interior of the Premises and promptly make all necessary repairs and replacements to the interior of the Premises (except those for which Landlord is expressly responsible hereunder), and (ii) keep the Premises, parking areas, driveways, alleyways and areas surrounding the loading docks free of Tenant's trash, debris and inventory, including but not limited to pallets, barrels, and equipment from tenant use. If in thirty (30) days from receipt of a written request therefor, Tenant has not performed its maintenance duties as described in this paragraph, then Landlord may perform such duties, and Tenant shall reimburse Landlord within thirty (30) days of Landlord's presentation to Tenant of a bill for the reasonable costs of performing such duties for Tenant. Tenant's obligation to maintain, repair and make replacements to the Premises shall cover, but not be limited to (except as otherwise provided herein), pest control (including termites), trash removal and the maintenance, repair and replacement of all HVAC, electrical, plumbing, sprinkler and other mechanical systems.

   B.  Parking.  Tenant and its employees, customers and licensees shall have
       -------
the right to use, as of the applicable Commencement Date, (i) with respect to the Current McNeil 3 Premises, any other space leased by Tenant in McNeil 3 and the McNeil 4 Expansion Space, 3.13 parking spaces in the Project per 1,000 feet of space, and (ii) with respect to the Current McNeil 5 Premises and the McNeil 5 Expansion Space, 2.68 parking spaces in the Project per 1,000 feet of space, subject to (i) all rules and regulations promulgated by Landlord which are delivered to Tenant and are in accordance with the terms of this Lease, uniform as to all tenants in the Project and consistently enforced, and (ii) rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, and Tenant expressly does not have the right to tow or obstruct improperly parked vehicles. Tenant agrees not to park on any public streets or private roadways adjacent to or in the vicinity of the Project, unless permitted by applicable law.

   C.  System Maintenance.  Prior to Tenant's permitted entry into a portion of
       ------------------
the Premises to construct the Tenant Improvements, Landlord shall deliver to Tenant a report regarding the HVAC equipment with respect to such Premises. Landlord shall service and repair (if necessary) the HVAC equipment utilizing a licensed HVAC technician to ensure such HVAC equipment is in good working order on the applicable Commencement Date and the date of Tenant's entry into the Premises to construct its Tenant Improvements pursuant to the terms hereof, and shall provide a warranty (i.e. repair and replace as necessary at no cost to Tenant) on the HVAC equipment of each Building for one (1) year from the applicable Commencement Date. Following the expiration of Landlord's warranty, in the event a mutually acceptable licensed HVAC technician advises Tenant that an HVAC unit serving the Premises is in need of replacement, upon the written election of Tenant to Landlord, Landlord shall replace such HVAC unit within ten
(10) days of its receipt of such written election (the cost of which replacement is a Tenant Cost pursuant to Paragraph 2C hereof). Tenant, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include the replacement of filters on a regular basis and all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises.

   D.  Option to Maintain Premises.  If an Event of Default occurs and is
       ---------------------------
continuing, Landlord reserves the right to perform, in whole or in part and without notice to Tenant, Tenant's obligations under this Paragraph 5, in which event, Tenant shall be liable for its Proportionate Share of the reasonable cost and expense of such repair, replacement, maintenance and other such items.

6. ALTERATIONS. Except as otherwise specifically provided in this Lease and minor cosmetic changes to the interior of the Premises, Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall not be required to notify Tenant of whether it consents to any alteration, addition or improvement until it (a) has received plans and specifications in a CAD disk format (or other format which is the industry standard at the time of the alteration) therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner, and (b) has had a period of five business days to review them. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any material alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor in a CAD disk format (or other format which is the industry standard at the time of the alteration); provided that Tenant is not required to provide such plans in a CAD disk format (or other format which is the industry standard at the time of the alteration) for alterations, addition, or improvements that cost less than $10,000.00 in the aggregate to construct; provided further, however, that in any event, and regardless of cost, if the alteration, addition or improvement will affect the Building's structure, HVAC system, or mechanical, electrical, or plumbing systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord and provided to Landlord in a CAD disk format (or other format which is the industry standard at the time of the alteration). Tenant may erect shelves, bins, machinery and trade fixtures provided that such items
(1) do not alter the basic character of the Premises or the Building; (2) do not overload or damage the same; and (3) may be removed without damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements, but not Tenant's trade fixtures, shall be Landlord's property when installed in the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the day of termination or expiration of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition, reasonable wear and tear excepted. All work performed by Tenant in the Premises (including that relating to the installations, repair replacement, or removal of any item) shall be performed in accordance with all applicable governmental laws, ordinances, regulations, and with Landlord's reasonable specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Building's structure or the Premises. Tenant shall be responsible for compliance with The Americans With Disabilities Act of 1990 (as amended, the "Act") as the Act effects the Premises, including the entrance doors to the Premises located in exterior walls of a Building which are modified by Tenant in connection with its renovation of the Premises or the outside of a Building; Landlord shall be responsible for compliance with the Act as it effects the Project and are not the responsibility of Tenant as provided
in this sentence.   Notwithstanding the foregoing, Landlord shall bear all
expenses of altering the applicable portion of the Expansion Space to comply with the Act as of the applicable Commencement Date based on the density ratios of comparable space in the Current Premises.

7. SIGNS. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval (which approval shall not be unreasonably withheld), and shall be submitted to Landlord prior to Tenant's installation of such signage. Tenant shall repair, paint, and/or replace the Building fascia surface to which its signs are attached upon Tenant's vacating the Premises or the removal or alteration of its signage. Tenant shall not, without Landlord's prior written consent (which consent shall not be unreasonably withheld), (i) make any changes to the exterior of the Premises, such as painting; (ii) install any exterior lights, decorations, balloons, flags, pennants or banners; or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord or shall be otherwise subject to Landlord's prior written consent, which consent shall not be unreasonably withheld. Provided that Landlord and Tenant must first mutually agree as to the location and appearance of such monument signage (such agreement by Landlord not to be unreasonably withheld), and subject to applicable governmental regulations, Tenant may install up to three (3) monument signs at the Project at Tenant's sole cost and expense (including, without limitation, permitting, design, and construction costs). Tenant shall keep any such monument signs in good maintenance and repair during the Term, and after the Term such monument sign structures shall be the property of Landlord, provided that Tenant shall remove its sign panels and/or fascia at its sole cost and expense prior to expiration of the Term.

8. UTILITIES. Tenant shall pay directly to the utility provider all electricity and telephone charges used at the Premises, together with any taxes, penalties, surcharges, maintenance charges (except to the extent Landlord is obligated to maintain the Utility Infrastructure), and the like pertaining thereto. Tenant shall obtain telephone and computer line service to the Premises. Except for electricity and telephone service, Tenant's use of all utilities shall be part of Tenant's Costs; provided, however, if Tenant's use of any utility exceeds building-standard service, Landlord may, at Tenant's expense, separately meter and bill Tenant as a portion of Tenant's Costs (but at the full cost, not Tenant's Proportionate Share thereof) directly for its use of any such utility service, in which case, the amount separately billed to Tenant for above building-standard utility service shall not be duplicated in Tenant's obligation to pay additional rent under Paragraph 2C. If Landlord fails to maintain the Utility Infrastructure as provided in Paragraph 4A such that Tenant's business in the Premises is materially and adversely affected (for purposes of this Section 8, "Landlord's Utility Failure"), Tenant shall notify Landlord of Landlord's Utility Failure. If Landlord's Utility Failure continues for a period of three (3) consecutive business days following Tenant's notice to Landlord, then Tenant shall thereafter be entitled to an equitable abatement of Rent until such failure is cured. If Landlord commences cure of Landlord's Utility Failure within three (3) business days after Tenant's notice, and thereafter diligently pursues cure, then beginning with the sixth (6th) consecutive business day of Landlord's Utility Failure, Tenant shall be entitled to a day of Rent abatement for that portion of the Premises materially and adversely affected by Landlord's Utility Failure for each day that such failure continues. If Landlord does not timely commence cure, and Landlord's Utility Failure continues for a period of thirty (30) consecutive business days following Tenant's notice, Tenant may terminate this Lease by delivering written notice of such termination to Landlord.

9. INSURANCE.

   A.  Landlord's Insurance.   Landlord shall maintain property insurance on an
       --------------------
all-risk basis covering the Buildings in an amount not less than the "replacement cost" thereof. Landlord shall also maintain commercial general liability insurance (including contractual liability coverage with respect to Landlord's indemnity obligations set forth herein) on an "occurrence" basis insuring against liability for bodily injury, personal injury, or loss or damage to property occurring on, in or about the Project, other than within the Premises. Such liability policy shall state that it is primary and any liability insurance carried by Tenant shall be non-contributory. Such insurance policy or policies shall be in such amounts and with coverage not less than carried by Tenant for the Premises, as set forth below. The cost of Landlord's insurance pursuant to this paragraph shall be included within the definition of "Tenant Costs."

   B.  Tenant's Insurance.  Tenant, at its own expense, shall maintain during
       ------------------
the Term (a) workers' compensation insurance (with a waiver of subrogation endorsement reasonably acceptable to Landlord) and commercial general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of One Million Dollars ($1,000,000.00) per occurrence combined single limit for personal injuries and death of persons and property damage occurring in or about the Premises, plus umbrella coverage of at least Two Million Dollars ($2,000,000.00) per occurrence, and (b) fire and extended coverage insurance covering (i) the replacement cost of all of Tenant's furniture, trade fixtures and equipment, and personal property in the Premises, and (ii) loss of profits in the event of an insured peril damaging the Premises. Said policies shall (i) name the Landlord and the property manager for the Project (including, without limitation, UBS Realty Investors LLC) as additional insureds (and as loss payees on the fire and extended coverage insurance), (ii) be issued by an insurance company reasonably acceptable to Landlord, (iii) provide that said insurance may not be canceled unless thirty (30) days' prior written notice has been given to Landlord, (iv) be delivered to Landlord by Tenant on or before the earlier of the (1) the date of Tenant's entry into the Premises to construct the Tenant Improvements, and (2) Commencement Date, and at least 15 days prior to each renewal of said insurance, and (v) provide primary coverage to Landlord when any policy issued to Landlord is similar or duplicate in coverage, in which case Landlord's policy shall be excess over Tenant's policies.

   C.  Prohibited Uses.  Tenant will not permit the Premises to be used for any
       ---------------
purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance cost thereof, or (iii) cause the disallowance of any sprinkler credits (including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable, except for any such product, material, or merchandise that is incidental to Tenant's business and reasonably necessary to be kept in the Premises in the ordinary course of Tenant's business). If any increase in the cost of any insurance on the Premises or any Building is caused by Tenant's use of the Premises or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord upon demand therefor.

10.  FIRE AND CASUALTY DAMAGE.

     A.  Total or Substantial Damage and Destruction.  If the Premises or the
         -------------------------------------------
Building should be damaged or destroyed by fire or other casualty covered by the insurance required to be provided by Landlord under Paragraph 9A above, Tenant shall immediately give written notice to Landlord of such damage or destruction. If the Premises or the Building should be totally destroyed by fire or other casualty, or if they should be so damaged thereby that, in Landlord's sole but reasonable estimation to be provided to Tenant not more than thirty (30) days following the casualty, rebuilding or repairs cannot be completed within two hundred ten (210) days after the date of such damage, then this Lease shall terminate, and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B.  Partial Damage or Destruction.  If the Premises or the Building should
         -----------------------------
be damaged by fire or other casualty and, in Landlord's reasonable estimation to be provided to Tenant not more than thirty (30) days following the casualty, rebuilding or repairs can be substantially completed within two hundred ten
(210) days after the date of such damage, then this Lease shall not terminate and Landlord shall substantially restore the Building and the Premises to their previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in or about the Premises for the benefit of, by or for Tenant. If the Premises or the Building should be damaged by fire or other casualty and, in Landlord's reasonable estimation to be provided to Tenant not more than thirty (30) days following the casualty, rebuilding or repairs cannot be substantially completed within two hundred ten (210) days after the date of such damage or, following a casualty, Landlord commences rebuilding and repairs of the Building or the Premises but fails to substantially complete same within two hundred ten (210) days of such damage, then Tenant shall have the right to terminate this Lease within thirty (30) days of Landlord's notice to Tenant of its estimated rebuilding or reconstruction time frame or within thirty (30) days following the expiration of two hundred ten (210) days after the date of such damage in the event Landlord has not completed rebuilding or repairs by such date.

     C.   Lienholders' Rights in Proceeds.  Notwithstanding anything herein to
          -------------------------------
the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
(15) days after such requirement is made known to Landlord by any such holder, whereupon all rights and obligations hereunder shall cease and terminate, except for any indemnities or other obligations that expressly survive the expiration or earlier termination of this Lease.

     D.   Abatement of Rent.  In the event of a fire or other casualty, Tenant
          -----------------
shall be entitled to a fair abatement of rent during the time and to the extent the Premises are unfit for occupancy.

     E.   Waiver of Subrogation.  Notwithstanding anything in this Lease to the
          ---------------------
contrary, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claims, actions or causes of action against each other, or their respective agents, officers and employees, for any insured loss or damage (but only to the extent of such insurance) that may occur to the Project, the Premises, improvements to the Buildings or personal property (Building contents) within the Building and/or Premises, for any reason regardless of cause or origin (REGARDLESS OF WHETHER SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT, NEGLIGENCE OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR INVITEES), which loss or damage is covered by the insurance policies required to be carried by such party by the terms of this Lease. Without in any way limiting the foregoing waivers and to the extent permitted by applicable law, the parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that Landlord or Tenant or their respective insurers may have against the other party or their respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately after execution of this Lease to give written notice of the terms of the mutual waivers contained in this subparagraph to each insurance company that has issued to such party policies of fire and extended coverage insurance. EACH PARTY SHALL CAUSE ITS INSURANCE CARIER TO ENDORSE, IF APPLICABLE, ALL APPLICABLE POLICIES WAIVING THE CARRIER'S RIGHT OF RECOVERY UNDER SUBROGATION OR OTHERWISE AGAINST THE OTHER PARTY.

11.  LIABILITY AND INDEMNIFICATION.

     A.   Indemnity Definitions.  As used in this paragraph 11, the following
          ---------------------
terms have the following meanings:

          "Losses" means the following, to the extent (but only to the extent) resulting from, arising out of or in connection with events or circumstances (including the condition of the Project) that occurred or existed or may hereafter occur or exist on or before the Loss Cutoff Date: any and all losses, liabilities, damages (whether actual, consequential, punitive or otherwise denominated), demands, claims, administrative or legal proceedings, actions, judgments, causes of action, assessments, fines, penalties, costs and expenses (including reasonable attorneys' fees and the reasonable fees of outside accountants and environmental consultants), of any and every kind or character, foreseeable and unforeseeable, liquidated and contingent, proximate and remote.

          "Loss Cutoff Date" means the latest of the dates upon which (i) this Lease terminates or expires, (ii) Tenant surrenders possession of the Premises (even if after the termination or expiration of the Term of this Lease), or (iii) Tenant ceases to have any leasehold interest in the Project under this Lease (with the understanding that if, at any time, one of the three listed events has not occurred, then the Loss Cutoff Date shall not have occurred).

          "Indemnified Party" means a party entitled to indemnification from the Indemnifying Party under this paragraph 11.

          "Indemnifying Party" means a party obligated to indemnify an Indemnified Party under this paragraph 11.

     B.   By Tenant.  Except for any Losses from which Landlord has released or
          ---------
with respect to which Landlord has agreed (in this Lease) to indemnify Tenant, Tenant shall defend, indemnify, and hold Landlord and its agents and employees harmless from and against any and all Losses for (i) any injury to or death of any person or persons or any damage to or theft, destruction, loss, or loss of use of any real or personal property caused by casualty, theft or fire, and any injury or damage or inconvenience that may arise through Tenant's repair or Tenant's alteration of any part of the Premises, or Tenant's failure to make repairs as required by this Lease, (ii) arising from Tenant's failure to perform its obligations under this Lease or arising from any act or omission (whether negligent, intentional or otherwise) of Tenant or Tenant's agents, employees, invitees or contractors, and (iii) any contamination of the Premises or the Project with Hazardous Substances (hereinafter defined) by Tenant, its employees, agents or contractors; provided Tenant shall not be required to indemnify Landlord for Losses of an Indemnified Party (i) after, and not proximately caused by events or circumstances that occurred or existed on or before, the Loss Cutoff Date, and (ii) to the extent such Losses are caused by the negligence or intentional misconduct or breach of this Lease by Landlord. Landlord shall not be liable in any event for personal injury or loss of Tenant's property caused by fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosion, interruption of utilities or other occurrences, except and to the extent any such water leaks, explosions, or interruption of utilities is caused by Landlord's negligence or intentional misconduct or breach of this Lease by Landlord. Landlord strongly recommends that Tenant secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional coverage for such risks. Tenant shall give prompt notice to Landlord of any significant accidents involving injury to persons or property on the Premises. Furthermore, unless due to the negligence or intentional misconduct or breach of this Lease of Landlord, Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or from the public areas of the Buildings or the Project, regardless of whether such loss occurs when the area is locked against entry. Unless due to the negligence or intentional misconduct of or breach of this Lease by Landlord, Landlord shall not be liable to Tenant or Tenant's employees, customers or invitees for any damages or losses to persons or property caused by any tenants in the Buildings or the Project, or for any damages or losses caused by theft, burglary, assault, vandalism or other crimes. Landlord strongly recommends that Tenant provide its own security systems and services and secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional protection or coverage for such risks. Tenant shall give Landlord prompt notice of any criminal or suspicious conduct within or about the Premises, the Buildings or the Project and/or any personal injury or property damage caused thereby. Landlord may, but is not obligated to, enter into agreements with third parties for the provision, monitoring, maintenance and repair of any courtesy patrols or similar services or fire protective systems and equipment and, to the extent same is provided at Landlord's sole discretion, Landlord shall not be liable to Tenant for any damages, costs or expenses which occur for any reason in the event any such system or equipment is not properly installed, monitored or maintained or any such services are not properly provided. Landlord shall use reasonable diligence in the maintenance of existing lighting, if any, in the parking garage or parking areas servicing the Premises, and Landlord shall not be responsible for additional lighting or any security measures in the Project, the Premises, any parking garage or other parking areas.

     C.   By Landlord.  Landlord shall defend, indemnify, and hold Tenant and
          -----------
its agents and employees harmless from and against any and all Losses for: (i) any violation or nonperformance by Landlord of any representation or covenant contained in this Lease which continues beyond any applicable cure period; (ii) for bodily injury, death and/or damage to property occurring in or resulting from any occurrence on the Land or in the common areas of the Project (but specifically excluding any portion of the Premises) as a direct result of any negligence or intentional misconduct or violation or nonperformance by Landlord of any express obligation of Landlord hereunder; (iii) any bodily injury, death and/or property damage that is proximately caused by the negligence or intentional misconduct of Landlord or any of its agents, employees or contractors; (iv) any claim for unpaid broker's commission which arises by, through or on behalf of Landlord, and (v) any contamination of the Premises or the Project with Hazardous Substances other than contamination caused by Tenant, its employees, agents or contractors; provided, however, that Landlord shall not defend, indemnify Tenant against nor hold Tenant harmless from any Losses that constitute actual or consequential damages resulting from Tenant's decision not to accept the McNeil 4 Expansion Space and/or to terminate this Lease based on the presence of substances, including Hazardous Substances, in, on, or around the McNeil 4 Expansion Space; provided further, however, that Landlord shall not so indemnify an Indemnified Party to the extent that such Losses are caused by the negligence or intentional misconduct of or breach of this Lease by an Indemnified Party.

     D.   General Indemnity Provisions.  If an Indemnified Party notifies the
          ----------------------------
Indemnifying Party of any claim or proceeding included in, or any investigation or allegation concerning, Losses for which such Indemnifying Party is responsible pursuant to this subparagraph, Indemnifying Party shall assume on behalf of the Indemnified Party and conduct with due diligence and in good faith the investigation and defense thereof and the response thereto with counsel selected by Indemnifying Party, but reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party shall have the right to be represented by advisory counsel of its own selection and at its own expense; and provided further, that if any such claim, proceeding, investigation or allegation involves both Indemnifying Party and the Indemnified Party and the Indemnified Party shall have been advised in writing by counsel that there may be legal defenses available to it which are inconsistent with those available to Indemnifying Party, then the Indemnified Party shall have the right to select separate counsel to participate in the investigation and defense of and response to such claim, proceeding, investigation or allegation on its own behalf, and Indemnifying Party shall pay or reimburse the Indemnified Party for all reasonable attorney's fees incurred by the Indemnified Party because of the selection of such separate counsel. If Indemnifying Party fails to assume promptly (and in any event within thirty days after being notified of the applicable claim, proceeding, investigation or allegation) the defense of the Indemnified Party, then the Indemnified Party may contest (or settle, with the prior written consent of Indemnifying Party, which consent will not be unreasonably withheld) the claim, proceeding, investigation or allegation at Indemnifying Party's expense using counsel selected by the Indemnified Party. Moreover, if any such failure by Indemnifying Party continues for sixty days or more after Indemnifying Party is notified of any such claim, proceeding, investigation or allegation, the Indemnified Party may elect not to contest or continue contesting the same and instead settle (or pay in full) all claims related thereto without Indemnifying Party's consent and without releasing Indemnifying Party from any obligations to the Indemnified Party under this paragraph 11 so long as, in the written opinion of reputable counsel to the Indemnified Party, the settlement (or payment in full) is clearly advisable.
The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease.

12. USE. The Premises shall be used only for those uses permitted by applicable law, provided, however, that (i) outside storage, including without limitation storage of trucks and other vehicles, (ii) the conduct of a sexually oriented business, or (iii) any residential uses are prohibited without Landlord's prior written consent. Without limiting any obligations of Tenant hereunder, including, without limitation, Tenant's compliance obligations under
Section 6, Tenant shall comply with all governmental laws, ordinances and regulations applicable to Tenant's particular use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other lessees of the Building or the Project.

13.  HAZARDOUS WASTE.

     A.   Definitions.   As used herein, the following terms have the following
          -----------
meanings:

     "Environmental Law" shall mean any federal, state or local statute, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances.

     "Environmental Reports" shall mean a Phase I Environmental Site Assessment and/or Phase II Environmental Site Assessment of the Project prepared for Tenant including any updates thereto.

     "Hazardous Substances" shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any Environmental Law.

     "Permitted Activities" shall mean those activities that are part of the ordinary course of Tenant's business activities.

     "Permitted Materials" shall mean those materials that are used in the ordinary course of Tenant's business.

     "Tenant's Group" shall mean Tenant or Tenant's employees, agents, contractors, or invitees (excluding Landlord or Landlord's employees, agents, contractors, and invitees).

     B.   Tenant Agreements.  Tenant hereby agrees that: (i) no activity will be
          -----------------
conducted by the Tenant or Tenant's Group on the Premises that will produce any Hazardous Substances, except for the Permitted Activities, provided said Permitted Activities are conducted in accordance with all Environmental Laws and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used by the Tenant Group in any manner for the storage of any Hazardous Substances, except for the storage of Permitted Materials, provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws, and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used by the Tenant Group as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow the Tenant Group to cause any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant and the Tenant Group will not bring any Hazardous Substances onto the Premises, except for the Permitted Materials, and if so brought thereon (or if Hazardous Substances are found on the Premises, and the presence of such Hazardous Substances is the result of an act or negligent omission by Tenant or the Tenant Group), the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. Landlord and Landlord's representatives shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of any Permitted Materials to ensure compliance with all Environmental Laws.

     C.   Corrective Action.  Should it be determined, in Landlord's reasonable
          -----------------
opinion, that any Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord to comply with applicable Environmental Law. Should Tenant fail to take such corrective action within seventy-two (72) hours, Landlord shall have the right to perform such work and Tenant shall reimburse Landlord, on demand, for any and all reasonable costs associated with said work. If at any time during or after the Term, the Premises are found to be contaminated with Hazardous Substances in violation with applicable Environmental Law as a result of the Tenant Group's actions or omissions in violation of this Lease, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost. If at any time during or after the Term, the Premises are found to be contaminated with Hazardous Substances in violation with applicable Environmental Law which are not the result of the Tenant Group's actions or omissions in violation of this Lease, Landlord shall diligently institute proper and thorough clean-up procedures, at Landlord's sole cost.

     D.   Survival.  The responsibilities of Tenant and Landlord under this
          --------
Section 13 shall survive the termination or expiration of this Lease.

     E.   Environmental Reports. Landlord has made available to Tenant for
          ---------------------
Tenant's review an environmental report pertaining to the McNeil 4 Expansion Space currently occupied by LTD Ceramics. Subject to Tenant's indemnity against damages, the consent of LTD Ceramics, and other conditions specified in a separate letter from Landlord to Tenant, Landlord has authorized Tenant to perform the Environmental Reports (subject also to Landlord's prior approval of any drilling locations), such performance to occur by no later than December 31, 2001. Landlord shall have no liability whatsoever for the cost or performance of the Environmental Reports, provided, however, that if, but only if, Tenant delivers a Termination Notice to Landlord pursuant to Paragraph 13.G. of this Lease, then Landlord shall reimburse, or cause to be reimbursed, Tenant the reasonable cost of the Environmental Reports.

     F.   Current Hazardous Substance Remediation. If either Environmental
          ----------------------------------------
Report indicates that the McNeil 4 Expansion Space or the Project is contaminated with Hazardous Substances, then Landlord shall, within fifteen (15) days of receiving such Environmental Report, notify Tenant of its election to remediate such Hazardous Substances (the "Remediation Notice"). In the event Landlord elects to remediate such Hazardous Substances, Landlord shall diligently remediate the Hazardous Substances in accordance with Environmental Laws (the "Current Hazardous Substance Remediation") and cause the Environmental Reports to be updated to indicate, in Tenant's reasonable judgment based on its review of the Environmental Reports, the proper and complete remediation of such Hazardous Substance in accordance with Environmental Laws (such updated report, a "Clean Environmental Report").

     G.   Tenant's Options Concerning Remediation.  In the event either (a)
          ---------------------------------------
Landlord elects in the Remediation Notice not to remediate any Hazardous Substances referenced in an Environmental Report, or (b) Landlord commences the Current Hazardous Substances Remediation but fails to provide Tenant a Clean Environmental Report within ninety (90) days following the date of the Remediation Notice (the "Outside Remediation Completion Date"), Tenant shall have the right, to be exercised in its sole discretion within thirty (30) days following the date of the Remediation Notice or the Outside Remediation Completion Date, as the case may be, to terminate this Lease (a "Termination Notice") in its entirety effective as of a certain date which is not more than two hundred forty (240) days following the date of such Termination Notice. In the event Tenant does not provide a Termination Notice as provided in the previous sentence, then Tenant shall be conclusively deemed not to have terminated this Lease.

14. INSPECTION. Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours (or at any time in case of emergency) (i) to inspect the Premises, (ii) to make such repairs as may be required or permitted pursuant to this Lease, and/or (iii) during the last six (6) months of the Term, for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available for lease during the last twelve (12) months of the Term.

15. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to sublet, assign or otherwise transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. (Notwithstanding the foregoing, Landlord hereby consents to the sublease to any entity owned or controlled by Mark Chandler of no more than twenty percent (20%) of the then total square footage of the Premises for which Tenant is then obligated to pay Rent hereunder.) Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees to which Landlord is entitled or is otherwise in contravention of this Paragraph 15. No assignment, subletting or other transfer, whether or not consented to by Landlord or permitted hereunder, shall relieve Tenant of its liability under this Lease. If an Event of Default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and any category of rent subsequently received by Tenant under any such sublease is in excess of the same category of rent payable under this Lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, then Landlord may, at its option, declare such excess rents under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder. The mortgage, pledge, hypothecation or other encumbrance of or grant of a security interest by Tenant in this Lease shall additionally constitute an assignment of this Lease by Tenant for the purposes of this Paragraph 15. Provided the assignment of this Lease is to an entity (a) in which or with which Tenant, or its successors or assigns, is merged or consolidated, (b) acquiring all or substantially all of Tenant's assets, or (c) acquiring all or substantially all of Tenant's stock, so long as Tenant's obligations hereunder are assumed by the new entity in the case of a merger/consolidation or asset acquisition, such assignment shall not require the consent of Landlord under this Lease, provided, however, that Tenant shall in all instances give Landlord prompt, written notice of all assignments, which notice shall include the name and address of the assignee.

16. CONDEMNATION. If more than fifty percent (50%) of the Premises in any Building is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, and the taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then Tenant may, within thirty (30) days of the date of such taking, terminate this Lease upon written notice to Landlord as to the Premises in that Building and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking; provided, however, that if Tenant does not provide such notice to Landlord within thirty (30) days of taking, then Tenant shall be conclusively deemed not to have terminated this Lease. If less than fifty percent (50%) of the Premises in any Building is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, or if the taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then (a) this Lease shall not terminate, and (b) following the condemnation, Landlord shall utilize the condemnation proceeds to restore the Building to substantially the same condition, to the extent possible, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord, and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures and personal property, if a separate award for such items is made to Tenant.

17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant shall immediately deliver possession of the Premises to Landlord with all repairs and maintenance required herein to be performed by Tenant completed, reasonable wear, tear and casualty damage excepted. If, for any reason, Tenant retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be deemed to be a tenancy at will only, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to the greater of (i) the market rate at the time of the holdover, or (ii) one and one-half (1 1/2) times the Base Rent in effect on the date of such termination of this Lease, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

18. QUIET ENJOYMENT. Landlord represents that it has the authority to enter into this Lease and that, so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord or anyone claiming by through or under Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events (herein individually referred to as an "Event of Default") each shall be deemed to be a default in or breach of Tenant's obligations under this Lease:

     A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days following written notice of such failure to Tenant, provided, however, that Landlord shall only be obligated to give Tenant written notice of any monetary default twice in any twelve month period, and thereafter Tenant shall be deemed in default ten days after failure to make such payment without requirement of notice from Landlord.

     B. In the event that Tenant abandons or vacates all or a substantial portion of the Premises for a period in excess of one (1) month and Tenant shall fail, at its expense, to maintain at least a minimum operation of the systems in the Premises, including, without limitation, the HVAC system, such that the Premises shall not incur damage or deteriorate as a result of the vacation. In addition to any other repair and maintenance obligations of Tenant under this Lease, Tenant shall repair, maintain, and operate such systems to the extent necessary to prevent or repair any damage to or deterioration of the Premises about which Tenant is aware or has been notified by Landlord or any other entity following a periodic visual inspection of the vacated Premises.

     C. Tenant shall fail to discharge or bond around any lien placed upon the Premises in violation of Paragraph 22 hereof within twenty (20) days after Tenant receives actual notice or any other notice permitted by applicable law that any such lien or encumbrance is filed against the Premises.

     D. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed above in this paragraph) and shall not cure such failure within thirty (30) days after written notice thereof from Landlord, or if such failure is not reasonably susceptible of being cured within thirty
(30) days, Tenant shall fail to commence the curing thereof within thirty (30) days after Landlord gives written notice to Tenant thereof, or having commenced the curing thereof, Tenant shall fail to diligently pursue the curing of such default to completion.

20. REMEDIES. Upon each occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

     (a)  Terminate this Lease;

     (b) Enter upon and take possession of the Premises without terminating this Lease;

     (c) Make such payments and/or take such action and pay and/or perform whatever Tenant is obligated to pay or perform under the terms of this Lease, and Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from such action; and/or

     (d) Alter all locks and other security devices at the Premises, with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease;

and in any such event Tenant shall immediately vacate the Premises, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefore. The provisions of this Lease are intended to supersede Section 93.002 of the Texas Property Code and Tenant hereby expressly waives any and all rights and remedies Tenant may have under Paragraph (g) of such Section 93.002.

     A.  Damages Upon Termination.  If Landlord terminates this Lease, Tenant
         ------------------------
shall be liable for and shall pay to Landlord the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination. Landlord and Tenant agree that determining the actual amount of additional damages which Landlord will incur will be extremely difficult to estimate because neither party can predict the market conditions that will exist at the time of the termination. In order to arrive at a reasonable forecast of just compensation, Landlord and Tenant agree that, at Landlord's option, and if the termination occurred as a result of the occurrence of an Event of Default under Paragraphs 19A, 19B, or 19E above, Tenant shall additionally pay to Landlord immediately upon demand as liquidated damages, an amount equal to (i) the present value of the total rental and other payments owed hereunder for the remaining portion of this Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (ii) the present value of the then fair market rental for the Premises for such period. Because of the difficulty of ascertaining such value and in order to achieve a reasonable estimate of liquidated damages hereunder, Landlord and Tenant stipulate and agree, for the purposes hereof, that the present value discount rate shall be seven percent (7%).

     B.  Damages Upon Repossession.  If Landlord repossesses the Premises
         -------------------------
without terminating this Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, and shall additionally timely pay as they accrue all amounts required to be paid by Tenant under this Lease to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts actually received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this paragraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

      C.  Costs of Reletting, Removing, Repairs and Enforcement.  Upon an
          -----------------------------------------------------
Event of Default, in addition to any sum provided to be paid under this Paragraph 20, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees and all other costs and expenses incurred by Landlord in connection with reletting the whole or any part of the Premises (apportioned over the term of any new lease, but in any event over no longer a period of time than the remaining Term of this Lease); (ii) the costs of removing, storing or disposing of Tenant's or any other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; (iv) any and all costs and expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease; and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies hereunder, including without limitation all reasonable attorneys' fees and all court costs incurred in connection with such enforcement or defense.

     D.   Late Charge.  In the event Tenant fails to make any payment due
          -----------
hereunder within five (5) business days after such payment is due, including without limitation any rental or escrow payment, in order to help defray the additional cost to Landlord for processing such late payments and not as interest, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     E.   Interest on Past Due Amounts.  If Tenant fails to pay any sum which
          ----------------------------
at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, and such failure continues for ten (10) days after the due date for such payment, then Tenant shall pay to Landlord interest on such overdue amounts from the date due until paid at an annual rate which equals the lesser of (i) twelve percent (12%) or (ii) the highest rate then permitted by law.

     F.   No Implied Acceptances or Waivers.  Exercise by Landlord of any one or
          ---------------------------------
more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance by Landlord of Tenant's surrender of the Premises, it being understood that such surrender can be effected only by the written agreement of Landlord. Tenant and Landlord further agree that forbearance by Landlord to enforce any of its rights under this Lease or at law or in equity shall not be a waiver of Landlord's right to enforce any one or more of its rights, including any right previously forborne, in connection with any existing or subsequent default. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant, and, notwithstanding any such reletting or re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any remedies hereunder shall not preclude the pursuit of any other remedy herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of any rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default, unless the Event of Default is a failure to pay such rent. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or default.

     G.   Reletting of Premises.  In the event of any termination of this Lease
          ---------------------
and/or repossession of the Premises for an Event of Default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting, with no obligation to accept any lessee that Landlord deems undesirable, in its reasonable business judgment. Tenant shall not be entitled to credit for or reimbursement of any proceeds of such reletting in excess of the rental owed hereunder for the period of such reletting. Landlord may relet the whole or any portion of the Premises, for any period, to any tenant and for any use or purpose.

     H.   Landlord's Default.  If Landlord fails to perform any of its
          ------------------
obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages, unless expressly provided otherwise herein. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being, of the Premises and, in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, provided that such covenants and obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or the Building or the Project, and/or the proceeds of the foregoing; however, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

     I.   Tenant's Property.  In addition to the Landlord's other rights
          ------------------
hereunder, Landlord may dispose of any stored property owned by Tenant if Tenant does not claim the property within thirty (30) days after the date the property is stored. Landlord shall give Tenant at least twenty (20) days prior written notice of such intended disposition. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant stipulates and agrees that the rights granted Landlord under this paragraph are commercially reasonable.

21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or any of the Buildings or the Project, provided, however, that if the mortgagee, trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Landlord represents that currently there is no mortgage or deed of trust encumbering the Premises. The provisions of this Paragraph 21 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Landlord shall deliver to Tenant, and Tenant shall execute from time to time within ten days after delivery thereof to Tenant, a commercially reasonable instrument from each of Landlord's mortgages, trustees, or holders evidencing the subordination of this Lease to any such mortgage or deed of trust (and Landlord will make best efforts to cause such instrument to include a commercially reasonable non-disturbance provision in favor of Tenant). Tenant shall not terminate this Lease or pursue any other remedy available to Tenant hereunder for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to any mortgagee, trustee or holder of any such mortgage or deed of trust, the name and post office address of which Tenant has received written notice, specifying the default in reasonable detail and affording such mortgagee, trustee or holder a reasonable opportunity (but in no event less than thirty (30) days from the date of Tenant's notice of default to such mortgagee, trustee or holder, which 30-day period may overlap in whole or in part with Landlord's applicable cure period) to make performance, at its election, for and on behalf of Landlord. Notwithstanding the foregoing, in an emergency, Tenant may pursue any remedy (other than termination) for a Landlord default before giving notice of such default to Landlord of Landlord's mortgagee, trustee or holder.

22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises. Tenant will defend, indemnify, and hold Landlord harmless from and against any and all loss, cost or expense, including without limitation attorneys' fees and court costs, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease because of the actions of Tenant, its employees, agents, and contractors.

23.  MISCELLANEOUS.

     A.  Interpretation.  The captions inserted in this Lease are for
         --------------
convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. Any reference in this Lease to rentable area shall mean the gross rentable area as determined by the roofline of the building in question.

     B.   Binding Effect.  Except as otherwise herein expressly provided, the
          --------------
terms, provisions and covenants and conditions in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Premises, the Buildings, and other property that are the subject of this Lease.

     C.   Evidence of Authority.  Tenant agrees to furnish to Landlord, promptly
          ---------------------
upon demand, a corporate resolution, proof of due authorization by partners or other appropriate documentation evidencing the due authorization of such party to enter into this Lease. UBS Realty Investors LLC is authorized to execute this Lease on behalf of Landlord.

     D.   Force Majeure.  Neither Landlord nor Tenant shall be held responsible
          -------------
for delays in the performance of their obligations hereunder when caused by unforeseeable material shortages, acts of God, labor disputes or other events beyond the control of Landlord or Tenant, as applicable.

     E.   Payments Constitute Rent.  Notwithstanding anything in this Lease to
          ------------------------
the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     F.   Estoppel Certificates.  Tenant agrees, from time to time, within ten
          ---------------------
(10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating, to the extent factually accurate, that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease, any defaults known to Tenant existing under this Lease (or the absence thereof) and such other factual matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     G.   Entire Agreement.  This Lease constitutes the entire understanding and
          ----------------
agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force or effect. TENANT ACKNOWLEDGES THAT (I) UPON OCCUPANCY OF THE PREMISES IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION (SUBJECT TO ANY PUNCHLIST ITEMS AS DESCRIBED IN THIS LEASE) AND THAT THE BUILDINGS' IMPROVEMENTS ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED, AND
(II) LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE FITNESS FOR ANY PARTICULAR PORUPOSE OF THE PREMISES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE, TENANT HEREBY WAIVES THE BENEFIT OF ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING WITHOUT LIMITATION ANY IMPLIED

WARRANTY THAT THE PREMISES ARE HABITABLE OR SUITABLE FOR
ANY PARTICULAR PURPOSE. Landlord's agents and employees do not and will not have authority to make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease. Under no circumstances shall Landlord or Tenant be considered an agent of the other. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     H.   Survival of Obligations.  All obligations of Tenant hereunder not
          -----------------------
fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises. Any Security Deposit held by Landlord may, at Landlord's option, be credited against any amounts due from Tenant under this Paragraph 23H.

     I.   Severability of Terms.  If any clause or provision of this Lease is
          ---------------------
illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then, in such event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     J.   Effective Date.  All references in this Lease to "the date hereof" or
          --------------
similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     K.   Brokers' Commission.  Landlord and Tenant each warrant to the other
          -------------------
that it has not dealt with any broker or agent in connection with this Lease other than Colliers Oxford Commercial (the "Broker"). Landlord shall pay to Broker a commission pursuant to the agreement with the Broker, a copy of which is attached hereto as Exhibit "E". Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent (other than the Broker) claiming the same by, through, or under the indemnifying party.

     L.   Ambiguity.  Landlord and Tenant hereby agree and acknowledge that this
          ---------
Lease has been fully reviewed and negotiated by both Landlord and Tenant, and that Landlord and Tenant have each had the opportunity to have this Lease reviewed by their respective legal counsel, and, accordingly, in the event of any ambiguity herein, Tenant does hereby waive the rule of construction that such ambiguity shall be resolved against the party who prepared this Lease. A black line comparison of this Lease against the first discussion draft of this Lease is attached hereto as Exhibit "F" for purposes of acknowledging the revisions to this Lease that have occurred during the negotiation process, and in order to eliminate confusion regarding the final terms hereof.

     M.  Joint Several Liability.  If there be more than one Tenant, the
         -----------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     N.   Third Party Rights.  Nothing herein expressed or implied is intended,
          ------------------
or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

     O.   Exhibits and Attachments.  All exhibits, attachments, riders and
          ------------------------
addenda referred to in this Lease, and the exhibits listed herein below and attached hereto, are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

     P.   Applicable Law.  This Lease has been executed in the State of Texas
          --------------
and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or retention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under the applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall constitute a violation of the usury limits prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the relevant limit, and if from any such circumstance Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of rent hereunder, and if such amount which would be excessive interest exceeds such rent, then such additional amount shall be refunded to Tenant.

24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     (i) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

     (ii) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     (iii) Except as expressly provided herein, any written notice, document or payment required or permitted to be delivered hereunder shall be deemed to be delivered when received by hand delivery, overnight service, facsimile (with confirmation), or the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

25. ADDITIONAL PROVISIONS. See Exhibit "D" attached hereto and incorporated herein by reference.

26. LANDLORD'S LIEN. The statutory landlord's lien granted to Landlord pursuant to the Texas Property Code shall be subject and subordinate to any liens or security interests covering Tenant's inventory, or financed fixtures, furniture or equipment of Tenant. Further, in no event shall such landlord lien cover intellectual property, files, promissory notes, documents, contracts, instruments, records or similar property, and notwithstanding any eviction of Tenant pursuant to the terms of the Lease, Landlord will make such excluded property available to Tenant upon request.

27. TERMINATION OF LEASE FOR CURRENT PREMISES. Landlord and Tenant agree that the Lease Agreement dated August 1, 1989 (as amended, the "Original Lease") between Landlord's and Tenant's predecessors in interest covering the Current Premises is being terminated pursuant to a separate agreement between the parties.

  EXECUTED BY LANDLORD, this 19th day of October, 2001.


                                AETNA LIFE INSURANCE COMPANY,
                                By UBS Realty Investors LLC, its Investment
                                Advisers and Agent


                                      /s/
                                ------------------------------------------------
Attest/Witness                  By:  Joseph E. Gaukler
                                ------------------------------------------------
                                Title:  Director
-------------------------       ------------------------------------------------
Title:                          Address:c/o Trammell Crow Central Texas, Inc.
-------------------------       ------------------------------------------------
                                400 W. 15th Street, Suite 1100, Austin, TX 78701
-------------------------       ------------------------------------------------


  EXECUTED BY TENANT, this 4th day of October, 2001.


                                LUMINEX CORPORATION

                                      /s/
                                ------------------------------------------------
Attest/Witness                  By:  Mark Chandler
                                ------------------------------------------------
                                Title:  President and CEO
-------------------------       ------------------------------------------------
Title:                          Address: 12212 Technology Boulevard
-------------------------       ------------------------------------------------
                                          Austin, TX 78727
-------------------------       ------------------------------------------------
                                Attention: General Counsel
                                ------------------------------------------------



Exhibit "A" - Description or Depiction of Premises, including Expansion Space Exhibit "B" - Expansion Space
Exhibit "C"  - Tenant Improvements
Exhibit "D"  - Additional  Provisions
Exhibit "E"  - Lease Commission Agreement
Exhibit "F"  - Black Line Draft

                                 EXHIBIT "A-1"

                          [Intentionally left blank]

                                 EXHIBIT "A-2"



     Building:                 McNeil #4

     Legal Description:        Lot 10, McNeil Road Commercial Division
                               SECTION 2

     Address:                  12212 Technology Blvd.
                               Austin, Texas 78727



                          [Building layout inserted.]

                                 EXHIBIT "A-3"


                                   McNeil #5

                                   44,378 SF


                          [Building layout inserted.]

                                  Exhibit "B"

                                Expansion Space

  A. Tenant may enter the Expansion Space commencing sixty (60) days before the anticipated Commencement Date stated in Section 1B(i) of this Lease for such Expansion Space (or, with regard to the McNeil 4 Expansion Space, before the date that Landlord anticipates it can deliver such space to Tenant after any remediation) (the "Entry Date") to construct Tenant's Improvements therein, provided that Tenant shall first deliver to Landlord evidence that the insurance required under Section 9B of this Lease has been obtained by Tenant and Tenant's contractors that will be working in such Expansion Space prior to the Commencement Date, and provided further that Tenant shall indemnify and hold Landlord and the Project harmless from and against any and all damages, costs, expenses, liens, and liability, as applicable, (including reasonable attorneys' fees) for damage to property or injury to or death of any person, or for unpaid amounts due to providers of services or materials, arising from or in connection with Tenant's construction of the Tenant Improvements. Tenant's failure to provide such evidence to Landlord shall not delay the Commencement Date for such Expansion Space. Any such entry shall be on the terms of this Lease, but no rent or Tenant Costs shall accrue during the period that Tenant so enters the Premises.

  B. Not less than sixty (60) days prior to the relevant Entry Date, Landlord shall deliver to Tenant a letter setting forth such date. Landlord shall use its best efforts to make available and deliver each Expansion Space by the relevant Entry Date. In the event that the Premises are not made available and delivered to Tenant by the applicable Entry Date, the corresponding applicable Commencement Date (and commencement of the payment of rent and abatement of one months' rent, as reflected in Section 2A of this Lease) shall be adjusted forward by the same number of days as is such Entry Date, provided, however, if a Commencement Date is adjusted forward in excess of one hundred twenty (120) days from the anticipated Commencement Date as set forth in Section 1B(i) hereof, Tenant shall have the right to terminate Tenant's obligations to lease such Expansion Space upon written notice to Landlord, provided, however, that if such Expansion Space is made available and delivered to Tenant prior to the delivery of Tenant's termination notice to Landlord, then Tenant shall remain obligated to lease such Expansion Space. For purposes of this Lease, any Expansion Space is "available" on the date that such Expansion Space (a) is made available by Landlord with the shell Building in the same condition as on the Effective Date of this Lease, reasonable wear and tear excepted, (b) is in broom-clean condition, (c) has been inspected and treated for termites (if necessary), (d) has been surveyed for asbestos in accordance with City of Austin Ordinance No. 01329-49, and (e) is serviced by all utilities, including HVAC. Notwithstanding the foregoing, if any Expansion Space is available prior to its applicable Entry Date, Tenant shall not be obligated to accept and commence paying rent on such Expansion Space ahead of the schedule set out in Section 2A
hereof.   In no event shall any Commencement Date be delayed or adjusted forward as a result of any delay or failure to perform attributable to Tenant or any Tenant's employee, agent, contractor, or invitee.

  C. Landlord and Tenant shall cooperate with each other to finalize the plans for such Expansion Space in accordance with Exhibit C attached hereto. All Expansion Space taken by Tenant shall be taken "as is" (except for the representations specifically made in this Lease), and Landlord shall have no obligation to construct any leasehold improvements therein or to make any alterations thereto.

  D. Tenant shall not be required to commence paying rent on the applicable Expansion Space upon the later of (i) the relevant Commencement Date, or (ii) the Commencement Date as adjusted pursuant to Section A of this Exhibit.

  E. Except as provided in this Exhibit "B", or as otherwise specifically provided in this Lease, the leasing of any Expansion Space shall be upon the same terms and conditions as the leasing of the Current Premises, and shall be upon and subject to all of the provisions of this Lease. Upon each applicable Commencement Date, and as more fully provided elsewhere in this Lease, rent will be increased as indicated for the Expansion Space, the Premises shall be deemed to include the applicable Expansion Space, and Tenant's Percentage Share of the Tenant Costs shall be increased to reflect the increased portion of the Project occupied by Tenant.

  F. Tenant's obligations under this Exhibit "B" shall survive the expiration or earlier termination of this Lease.

                                  Exhibit "C"

                              Tenant Improvements

     1. Prior to commencement of the construction of Tenant's Improvements, Tenant shall cause to be prepared and submitted to Landlord for Landlord's approval (i) a complete set of plans and specifications for the Tenant Improvements (the "Plans") relating to all or a portion of the Premises, and
                   -----
(ii) Tenant's contractor or bidder list. Landlord's approval of the Plans and the list shall not be unreasonably withheld. Landlord shall review the Plans and deliver to Tenant in writing any requested modifications or changes thereto within five (5) business days after receipt of the same. Tenant shall then diligently cause to be made those requested modifications and changes to the Plans, and then shall resubmit the Plans to Landlord. The foregoing process shall be repeated until Landlord and Tenant have agreed on the Plans. Upon approval of the Plans by Landlord and Tenant, Tenant shall enter into a contract for the Tenant Improvements with a contractor chosen by Tenant and reasonably acceptable to Landlord. Upon delivery of a copy of a receipt for Tenant's payment for architectural services rendered in connection with the development of the Plans, and provided that Tenant is not in default, Landlord will reimburse Tenant for payment for such services in the amount of $0.12 per rentable square foot in all of the Premises for which such Plans were prepared, and such reimbursement shall not be a deduction from the Allowance. Any delay by Tenant in providing the Plans to Landlord shall not result in the adjustment forward of any Commencement Date hereunder.

     2. Upon execution of the construction contract for the applicable space, Tenant shall cause the contractor to construct the relevant Tenant Improvements in a good and workmanlike manner, in accordance with the Plans and all governmental requirements and otherwise in accordance with Paragraph 6 of this Lease. Tenant may commence construction on the Current Premises as soon as all the Plans are approved by Landlord and necessary permits are received. Tenant may commence construction on any given Expansion Space after the Plans therefor are approved by Landlord and permits are obtained, but no sooner than the date that such Expansion Space is made available by Landlord to Tenant (as described in Exhibit "B").

     3. Following final approval of the Plans in accordance with Paragraph 1 above, Tenant may from time to time make changes to the Plans with Landlord's prior written consent, which shall not be unreasonably withheld or delayed. If Tenant requests any such change, then Tenant shall pay all additional costs in designing and constructing the Tenant Improvement as a result of such changes.

     4. Tenant shall pay (subject to the Allowance) all costs incurred in designing and constructing the Tenant Improvements (the "Construction Costs")
                                                         ------------------
which Construction Costs shall include permitting fees, architectural fees and engineering fees. The "Allowance" shall be a sum equal to the lesser of (A)
                        ---------
actual Construction Costs or (B) (i) $4.00 per square foot in the Current Premises, (ii) $6.00 per square foot in all of the Expansion Space except for the McNeil 4 Expansion Space, (iii) $6.00 per square foot in the McNeil 3 ROFR Space described on Exhibit D hereto if such space is taken by Tenant by December 31, 2003 (but no Allowance if such space is not taken by Tenant by that date unless an allowance is provided in a right of first refusal offer to lease such space as prescribed by Paragraph 2 of Exhibit D hereof), and (iv) (a) $15.00 per
                                      ---------
square foot for Construction Costs and (b) $1.50 per rentable square foot for demolition costs (for a total of $16.50 per rentable square foot) in the McNeil 4 Expansion Space (provided that Tenant shall be responsible for paying all such demolition costs).

     5. Tenant may submit applications for progress payments (each, an "Application for Payment") from the Allowance, no more often than monthly during the construction. Each Application for Payment shall be for the aggregate cost of the Tenant Improvements constructed during the previous month. Concurrent with each Application for Payment, Tenant shall furnish to Landlord copies of all invoices and other documentation supporting all amounts for which reimbursement is requested in the Application for Payment, together with lien waivers executed by the contractors and subcontractors for the work done that is subject to reimbursement. Within ten (10) days after Tenant's submission of an Application for Payment to Landlord as required herein, Landlord shall make payment to Tenant of the amount requested therein. Landlord shall not charge any construction management fee with respect to the Tenant Improvements unless Landlord has actually performed construction management services in connection therewith pursuant to an agreement with Tenant or Tenant's contractor.

                                  Exhibit "D"

                             Additional Provisions


1.   Renewal Option
     --------------

     A. Subject to all of the terms and conditions of this Exhibit D, including, without limitation, Paragraph D below, Landlord hereby grants to Tenant two (2) consecutive options to renew the Term of this Lease for five (5) years each (the "Renewal Term") by giving Landlord written notice of Tenant's election to renew at least at least nine (9) months prior to the expiration date of the primary Term or the first Renewal Term, as appropriate.

     B. If Tenant has properly elected to renew the Term, then on or before the commencement date of the upcoming Renewal Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except that the Base Rent payable for each month during the Renewal Term and the improvement allowance and any other concessions shall be determined in accordance with the prevailing Market Rate as determined below. Within fifteen (15) days after Landlord's receipt of Tenant's renewal notice, Landlord will notify Tenant of Landlord's determination of the prevailing market rental rate (calculated utilizing, as comparables, arm's length renewal tenant transactions for space in comparable buildings for space of equivalent quality, size, utility, and location) and any concessions (including allowances for tenant finish improvements, free rent and other concessions) payable during the renewal term (the "Market Rate"). Thereafter, Tenant shall have thirty (30) days in which to notify Landlord whether Tenant agrees or disagrees with Landlord's determination of the Market Rate. Upon delivery of such notice, if Tenant agrees with Landlord's determination, this Lease shall be extended upon the same terms and conditions of this Lease except the Base Rent payable for each renewal term and any concessions shall be the prevailing Market Rate as determined by Landlord, and Landlord and Tenant shall enter into an amendment of this Lease extending the Term at the prevailing Market Rate as determined by Landlord. If Tenant fails to timely notify Landlord of its agreement or disagreement with Landlord's determination of the prevailing Market Rate, Tenant shall be deemed to have agreed with Landlord's determination and this Lease shall be extended upon the same terms and conditions of this Lease except the Base Rent payable for each renewal term and any concessions shall be the prevailing Market Rate as determined by Landlord, and Landlord and Tenant shall enter into an amendment to evidence such extension. If Tenant timely notifies Landlord that it disputes Landlord's determination of the prevailing Market Rate, Landlord and Tenant agree to negotiate in good faith for a period of sixty
(60) days after Landlord's receipt of Tenant's notice disputing Landlord's determination of the prevailing Market Rate. If Landlord and Tenant have not reached an agreement with respect to the prevailing Market Rate within such sixty (60) day period, Tenant shall be entitled to have the prevailing Market Rate determined by real estate brokers as set forth below. If Tenant desires to invoke its right to have the prevailing Market Rate determined by real estate brokers, Tenant must notify Landlord within ten (10) business days after the expiration of the sixty (60) day period referenced above (such notice, the "Notification") and the prevailing Market Rate shall be determined in accordance with the following paragraph. If Tenant does not timely invoke its right to have the prevailing Market Rate determined by real estate brokers as provided above, then this option to renew shall expire and this Lease shall terminate at the expiration of the primary Term (or the then current Renewal Term, as appropriate) of this Lease.

     C. If Tenant timely invokes its rights under this Paragraph by providing Landlord the Notification, the following shall apply:

     (i) Landlord and Tenant shall each appoint a real estate broker (who shall not be required to be a disinterested broker) with at least five (5) years experience who is familiar with rental values for similar properties in the vicinity of the Project. Each party will make the appointment no later than
(10) days after Landlord's receipt of the Notification. The agreement of the two brokers as to the prevailing Market Rate for the Renewal Term will be binding upon Landlord and Tenant. If the two (2) brokers cannot agree upon the prevailing Market Rate within thirty (30) days following their appointment, they shall within ten (10) days thereafter agree upon a real estate broker (the "Independent Broker"), who must be a disinterested, reputable, qualified real estate broker with at least ten (10) years experience and who is familiar with rental values for similar properties in the vicinity of the Project.
Immediately thereafter, each of the brokers will submit his best estimate of the prevailing Market Rate for the Renewal Term (together with a written report supporting such estimate) to the Independent Broker and such broker will choose between the two estimates. The estimate of prevailing Market Rate chosen by the Independent Broker as the closest to the prevailing Market Rate will be binding upon Landlord and Tenant. Notification in writing of this estimate shall be made to Landlord and Tenant within fifteen (15) days following the selection of the Independent Broker.

     (ii) If either Tenant or Landlord fails to appoint a broker or fails to notify the other party of such appointment within ten (10) days after receipt of notice that the prescribed time for appointing the brokers has passed, then the other party's broker will determine the prevailing Market Rate for the Renewal Term which must be reasonable within the context of the market.

     (iii) If an Independent Broker must be chosen under the procedure set out above, he will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the brokers or the parties to this Lease, and the brokers will be so advised, although the brokers will be instructed to attempt in good faith to agree upon the broker.

     (iv) Either Landlord or Tenant may notify the broker selected by the other party to demand the submission of an estimate of the prevailing Market Rate or a choice of the Independent Broker as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's broker fails to comply with the demand within ten (10) days after receipt of such notice, then the prevailing Market Rate or choice of the Independent Broker, as the case may be, selected by the other broker (i.e., the notifying party's broker) will be binding upon the Landlord and Tenant.

     (v) Landlord and Tenant shall bear the expense, if any, of the broker appointed by it, and the expense of the Independent Broker will be shared equally by Landlord and Tenant.

     (vi) At such time as the prevailing Market Rate is determined, Landlord and Tenant shall enter into an amendment to this Lease evidencing the extension of the Lease Term at the prevailing Market Rate determined in accordance with the foregoing procedure. If for any reason the prevailing Market Rate has not been determined prior to the commencement of the Renewal Term, then during such Renewal Term until the prevailing Market Rate is determined in accordance with the procedure described above, Tenant shall pay Base Rent at the holdover rate as set out in Section 17 of this Lease. Later, when the prevailing Market Rate for the Renewal Term is determined, an adjustment will be made between Landlord and Tenant for any overpayment or underpayment of the Base Rent payable during the Renewal Term. Any underpayment of Base Rent for the period prior to such determination will be paid with the installment of Base Rent next due after such determination, and any overpayment of Base Rent shall be applied as an offset by Landlord against Tenant's next maturing installments of Base Rent.

     D. This renewal option is subject to the conditions that: (i) on the date that Tenant gives Landlord its Notification, no uncured Tenant Event of Default exists; (ii) no more than two monetary Events of Default, or more than four non-monetary performance Events of Default regarding which Landlord has sent Tenant notice, have occurred during the Term; and (iii) with regard to the second renewal, Tenant may not exercise its option to renew for a second Renewal Term unless it has exercised its option for the first Renewal Term.

2.   Right of First Refusal.   If at any time during the Term of this Lease
     ----------------------
Landlord receives a bona fide offer to lease (or an offer from an existing tenant to extend its lease which is not contemplated in such lease) one or more of the following spaces (each of which is currently occupied, as indicated):

     A.   14,846 square feet (Tanisys)

     B.    3,711 square feet (Strategic Resources)

     C.    14,475 square feet (Simplex)

     D.  12,633 square feet (Austin American Technology)

     E.   6,000 square feet (Amherst Technology) (the "McNeil 3 Expansion Space
     E")

all of which are located in McNeil 3 (individually and collectively, the "ROFR
                                                                          ----
Space"), which offer Landlord intends to accept, Landlord shall give Tenant
-----
written notice of such offer and such notice shall (i) specify all material terms and conditions of such offer and (ii) contain an offer to Tenant under the same terms and conditions as the offer (subject, however, to the additional provisions of this Lease regarding the termination date) and give Tenant ten
(10) business days to accept such offer. Should Tenant fail to exercise its right to lease such available ROFR Space within such ten (10) business day period, Landlord shall have the right to lease the ROFR Space to such upon the terms contained within such offer, but Tenant's right of first refusal regarding the ROFR Space that was the subject of the third-party offer shall not lapse as to such ROFR Space, and shall apply to any future offers, subject to the conditions hereof. Tenant's right of first refusal as set forth herein is subject to the conditions that on the date that Tenant delivers its notice exercising its right of first refusal, no uncured Event of Default exists and is continuing. Notwithstanding any provision of this Section to the contrary, if the offer on the ROFR Space is for a term that (a) ends on or before the expiration date of this Lease, then Tenant's lease of any such ROFR Space will be coterminous with the Term of this Lease, or (b) ends after the expiration date of this Lease, then Landlord may consider the economic impact of leasing such ROFR Space to Tenant with an expiration date that is coterminous with the Term of this Lease, and modify the Rent for such ROFR Space contained in the offer accordingly. Promptly after Tenant's exercise of its right of first refusal as provided herein, Landlord and Tenant shall execute and deliver to each other an amendment to this Lease setting forth (1) a description of the ROFR Space, (2) the effective date of the inclusion of the ROFR Space, and (3) the increase in Base Rent and Proportionate Share resulting from such inclusion. Time is of the essence of this right of first refusal. Notwithstanding the foregoing, Tenant's right of first refusal with respect to the McNeil 3 Expansion Space E shall become effective on November 1, 2002 in the event Tenant has not exercised its rights pursuant to Section 4 of this Exhibit D.
                                                           ---------

3.    Right of First Offer.  If at any time during the Term of this Lease, the
      --------------------
ROFR Space shall become vacant and available for occupancy, then, except as hereinafter provided, Landlord shall notify Tenant in writing (the "Offer Notice") that the ROFR Space will be available for leasing, which Offer Notice shall set forth the date on which the ROFR Space will be available for leasing and Landlord's good faith determination of the market Base Rent and all other financial considerations for such ROFR Space (including, for example, any tenant improvements allowance). If Tenant shall desire to lease such ROFR Space, Tenant shall notify Landlord in writing ("Tenant's Election Notice") within ten
(10) business days after receipt of the Offer Notice. If Tenant delivers a Tenant's Election Notice, then Tenant shall be irrevocably obligated to lease the ROFR Space in accordance with the provisions of this Section. If Tenant shall fail to notify Landlord of such election within such ten (10) business day period, Tenant shall be deemed to have irrevocably waived its right to lease the ROFR Space and Landlord shall have the right to lease such ROFR Space or any portion thereof to a third party, on such terms as Landlord may elect, but subject to Tenant's right of first refusal set forth above. If Tenant elects to lease the ROFR Space, then (i) the ROFR Space shall be added to and deemed part of the Premises upon all of the terms and conditions contained in this Lease except as otherwise set forth in this Section; (ii) the Base Rent shall be the Base Rent set forth in the Offer Notice; (iii) Tenant's obligation to pay rent with respect to the ROFR Space shall commence on the date Landlord makes the ROFR Space "available" (as set forth in Paragraph B of Exhibit B hereof); (iv) Tenant's Proportionate Share shall be proportionately increased and (v) Landlord and Tenant shall execute and deliver to each other an amendment to this Lease setting forth (1) a description of the ROFR Space, (2) the effective date of the inclusion of the ROFR Space, and (3) the increase in Base Rent and Proportionate Share resulting from such inclusion.

4.    Lease Option Concerning McNeil 3 Expansion Space E.  The parties
      --------------------------------------------------
acknowledge that the McNeil 3 Expansion Space E is currently occupied and has a lease termination date of April 30, 2003. At any time prior to October 31, 2002, Tenant may send written notice to Landlord of its election to lease the McNeil 3 Expansion Space E commencing on July 1, 2003. In the event Tenant elects to lease the McNeil 3 Expansion Space E pursuant to this paragraph, such lease shall be (a) based upon the rental rates set forth below and in Section 2A of this Lease, (b) for a term coterminous with the Term hereof, (c) allocated an Allowance of $6.00 per square foot, and (d) treated as

"Expansion Space" and delivered in accordance with Exhibit B hereof. Promptly after Tenant's election to lease the McNeil 3 Expansion Space E, Landlord and Tenant shall execute and deliver to each other an amendment to this Lease setting forth (1) a description of the McNeil 3 Expansion Space E, (2) the effective date of the inclusion of the McNeil 3 Expansion Space E, and (3) the increase in Base Rent and Proportionate Share resulting from such inclusion.

Rental Rate for the McNeil 3 Expansion Space E (6,000 square feet)

                 Months                   Base Rental Rate PSF/Mo.          Total Monthly Rent
     -------------------------------------------------------------------------------------------
        July 1, 2003 - July 31, 2003               $0.00                        $    0.00
     -------------------------------------------------------------------------------------------
       August 1, 2003 - April 30, 2005             $0.85                        $5,100.00
     -------------------------------------------------------------------------------------------

5.   Exterior Improvements.
     ---------------------

     Notwithstanding any provisions of this Lease to the contrary, Tenant may make improvements to the (a) facade of McNeil 4 and McNeil 5, (b) landscaping, and (c) common areas, all as more particularly described on the attached Schedule "D-1", provided, however, that under no circumstances may Tenant contract for or perform any work that will damage or weaken the foundation, load-bearing walls, or roof of any Building. All such work shall be done in a good and workmanlike manner, in accordance with Schedule "D-1" and all governmental requirements, and otherwise in accordance with Paragraph 6 of this Lease. If Tenant is not in default, and in accordance with the draw procedure for periodic progress payments concerning the Tenant Improvements contained within paragraph 5 of Exhibit C hereof, Landlord shall pay to Tenant a total of the lesser of (i) the actual cost of construction of such improvements, or (ii) Three Hundred Thousand and No/100 Dollars ($300,000.00), provided, however, that notwithstanding any provision of this Lease to the contrary, no portion of such amount shall be paid by Landlord to Tenant prior to July 1, 2002.

                                SCHEDULE "D-1"
                                    Page 1

                              [Diagram inserted.]

                                SCHEDULE "D-1"
                                    Page 2

                              [Diagram inserted.]

                                SCHEDULE "D-1"
                                    Page 3

                              [Diagram inserted.]

                                  EXHIBIT "E"


                          Lease Commission Agreement
                          --------------------------

     This Lease Commission Agreement (this "Agreement") is made by and between Aetna Life Insurance Company, a Connecticut Corporation ("Owner") and Colliers Oxford Commercial ("Broker").

          Name and Address of Tenant:    Luminex
                                         12201 Technology Blvd.
                                         12212 Technology Blvd.
                                         12112 Technology Blvd.
                                         Austin, TX 78727

1.   Registration.  Broker hereby registers itself and Tenant with Owner, and
     ------------
Owner accepts such registration subject to the terms and conditions hereof.

2.   Broker's Covenants.  Broker exclusively represents and has a fiduciary
     ------------------
relationship with Tenant Broker shall (a) unless Owner otherwise agrees in writing, not claim any commission or other compensation from Owner in respect of the leasing of all or any portion of the Property other than by reason of a Lease in accordance with the terms and conditions of this Agreement, (b) not be entitled to any payment from Owner other than the Commission, it being understood that Broker shall not be entitled to any interest on any deferred (as provided for herein) payments of the Commission and that all costs and expenses incurred by Broker in connection herewith shall be borne solely by Broker, and
(c) promptly pay the appropriate portion of the Commission to all salespersons, brokers, finders and any other persons who are entitled to payment of a portion thereof by reason of any agreement or understanding with Broker.

3.   Broker's Representations and Warranties.  Broker represents and warrants to
     ---------------------------------------
Owner that at all times during the term of this Agreement, (a) Broker, at the discretion of Tenant, is representing Tenant in connection with the leasing of all or a portion of the Property, (b) Tenant has expressed a serious interest in negotiating a lease with Owner through Broker, (c) Broker is familiar with Tenant's expectations concerning price and terms, space requirements, and financial condition, and all of such matters are generally consistent with the Property and Owner's expectations, and (d) Broker is duly licensed Texas real estate broker and is authorized to enter into this Agreement.

4.  Termination.  Broker's rights and Tenant's registration under this Agreement
    -----------
shall automatically terminate, and no commission or other compensation shall be payable to Broker, if any one or more of the following events occur: (a) If Broker fails to observe or perform any of its obligations hereunder, (b) if any representation or warranty made by Broker in this Agreement is or at any time becomes false or misleading in any respect, Owner gives written notice to Broker that, in the reasonable judgment of Owner, there has been a lack of active and substantial progress towards the consummation of a Lease for a period of sixty
(60) consecutive days or more and reasonable progress is not made within ten
(10) days after such notice to Broker, or (e) Tenant designates a person or entity other than Broker to act as his agent or representative in connection with the leasing of the Property or any portion thereof. Broker acknowledges and agrees that no commission or other compensation will be payable to Broker unless a registration is in effect for Broker in respect of Tenant, at the time the Lease is fully executed.

5. Duplicate Registrations. If for any reason, more than one registration is (or alleged to be) in effect for Tenant, notwithstanding anything in this Agreement to the contrary, the total commission payable by Owner in respect of any Lease with Tenant shall be limited to the total Commission that would have been payable by Owner if only one registration were in effect. Unless otherwise agreed to in writing, the Commission shall be payable only to the broker who, in the judgment of Owner, was most instrumental in causing the consummation of the Lease and Owner shall promptly notify Broker upon Owner's determination of any duplicate registration of Tenant.

6.   Withdrawal of Property.  Broker acknowledges and agrees that (a) Owner may,
     ----------------------
with or without cause, withdraw the Property, or any portion thereof, from the market or lease the Property, or any portion thereof, to a different tenant, in each case, without liability or notice to Broker, and (b) Owner has not in any way committed or represented to Broker that it will enter into (or attempt to enter into) a Lease with Tenant, it being understood that any decision to enter into (or attempt to enter into) a Lease shall be at the sole discretion of Owner.

7.   Indemnity.  Broker shall indemnify and hold Owner harmless from and against
     ---------
any and all loss, cost, liability, and expense (including, without limitation, all attorneys' fees) which Owner may incur by reason of (a) the failure of Broker to observe or perform its obligations hereunder, (b) the present or future inaccuracy of any representation or warranty made by Broker, and/or (c) the right or claim of any other broker, finder, or other person who claims to have earned a commission or fee in connection with any lease of all or any portion of the Property to Tenant.

8.   The Commission.  Subject to the other terms and conditions of this
     --------------
Agreement, Owner agrees to pay Broker the Commission if Owner and Tenant enter into a Lease within the one hundred eighty (180) day period (the "Term") following the date of this Agreement provided, however, that this Agreement shall not apply to any Lease other than the next Lease which is entered into after the date hereof, and no Commission shall be payable to Broker with respect to any additional Lease unless Owner and Broker enter into a separate Lease Commission Agreement with respect thereto. The Tern of this Agreement may be extended, but only if Owner and Broker mutually agree to do so in writing. The Broker shall be paid a 4% cash-out commission based on the aggregate Base Rent as defined below. Commissions shall not apply to renewals, extensions, or expansions unless the Broker is actively involved. If those conditions are met, Broker shall be paid four percent (4%) cash-out commission on expansions and a four percent (4%) cash-out commission on renewals.

9.   Time of Payment.
     ---------------

In the case of a cash-out commission the Owner shall (provided that Tenant is not then in default under the Lease) pay Broker such commission in two installments, the first of which shall be 50% of the total commission and shall be paid within thirty (30) days of full execution of the Lease Agreement and the remainder shall be paid within thirty (30) days of (a) occupancy of the Lease space by tenant, and if applicable (b) receipt of the first month's rental payment after any "free rent" period.

10.  Bankruptcy.  Should the Tenant become insolvent or bankrupt before or
     ----------
during the "free rent" period, the Broker will not be entitled to any additional
                                                                      ----------
commission for the services rendered.

11.  Miscellaneous.

a. "Base Rent" shall mean the minimum basic rental payment payable to Owner excluding deposits, taxes, insurance, and common area maintenance charges.

c. Broker agrees that the Tenant will not be shown the Owner's properties without an Owner's leasing representative present.

d.   Time is of the essence.

e. All payments to be made hereunder and any notice required or permitted to be delivered hereunder shall be deemed received when sent by United States Mail, postage prepaid, addressed to Owner or Broker, as the case may be, at the address appearing under the signature of such party. A party may change its address for the purpose of payment or notice by written notice to the other party pursuant to the terms hereof.

f. The failure of Owner to insist upon strict performance or compliance with the terms and conditions of this Agreement, or the failure of Owner to avail itself of any of its rights or remedies hereunder, shall not in any way constitute or be deemed to be a waiver of estoppel in respect thereof or prevent Owner from thereafter insisting on strict compliance with the terms hereof.

g. This Agreement constitutes the sole and entire Agreement of the parties and supercedes any prior agreements (written and oral) between the parties concerning the subject matter hereof.

h. Recourse against Owner hereunder shall be limited to proceeding against Owner's interest in the Project or the proceeds of disposition of the Project and shall in no event exceed the amount of the commission plus reasonable attorney's fees.

Accepted and Agreed to this 15 day of June, 2001.


WITNESS:                 OWNER:
                         Aetna Life Insurance Company, a Connecticut Corporation
                         By: UBS Realty Investors, LLC (f/k/a Allegis Realty Investors, LLC), a Massachusetts limited liability company, its Investment Advisor and Agent


                                    /s/
-------------------      -------------------------------------------------------
                         By:  Jim Hughes
                         Title:  Director


WITNESS:                 BROKER:
                         Colliers Oxford Commercial



      /s/                           /s/
--------------------     -------------------------------------------------------
Jennifer Benton          By:  Fred R. Polansky
                         Address:  2700 Via Fortuna Dr.
                                   Austin, TX 78746
                         License #:  0109397
                         Expiration Date:  1-31-03
                         Social Security #:  ###-##-####

                                  EXHIBIT "F"

                     [BLACK LINE DRAFT OF LEASE AGREEMENT
               AGAINST THE FIRST DISCUSSION DRAFT OF THIS LEASE]